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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No 333-74803, 333-75371, 333-44950 and 333-70406 of Zemex Corporation on Form S-8
of our reports dated February 4, 2002, except as to Note 19 which is as of March 27, 2002, appearing in this Annual Report on Form 10-K for the year ended December 31, 2001.

/s/Deloitte & Touche LLP

Deloitte & Touche LLP
Chartered Accountants

Toronto, Canada
April 10, 2002